SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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PUTNAM GLOBAL NATURAL RESOURCES FUND

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Proxy statement

Putnam Global Natural Resources Fund

April 6, 2009

A Message from the Chairman

I am writing to ask for your vote on important matters affecting your investment in the Putnam funds. While you are, of course, welcome to join us at your fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card(s), by calling or by voting via the Internet. We are asking for your vote on the following matters:

► Electing your fund’s nominees for Trustees

Although Trustees do not manage fund portfolios, they play an important role in protecting fund shareholders, and are responsible for approving the fees paid to your fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws and voting proxies for the fund’s portfolio securities.

Consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and SEC rules, more than three-quarters of your fund’s Trustees currently are independent of the fund and Putnam Investments. In the past few years, your fund’s Trustees have been at the forefront of reform efforts affecting the mutual fund industry, including the initiatives to end the practice of directing fund brokerage commissions to brokers in connection with sales of open-end fund shares, to institute measures to discourage excessive short-term trading in open-end funds and to promote other initiatives to reduce shareholder expenses and improve fund disclosures.

► Approving an amended and restated management contract for your fund to provide for payment of management fees on a monthly basis

Your fund’s Trustees recommend that you vote in favor of approving an amended and restated management contract to change the frequency with which management fees are paid by your fund to Putnam Investment Management, LLC, your fund’s investment manager (“Putnam Management”). The amended and restated contract would provide for payment on a monthly, rather than quarterly, basis, which would conform the fund’s payment frequency to that of all Putnam funds launched since 2001, including the new global sector funds recently added to the Putnam family of funds. In addition, the proposed payment frequency would move the Putnam family of funds closer to the industry standard of monthly management fee payment.

► Approving an amendment to your fund’s fundamental investment restriction with respect to investments in commodities

The 1940 Act requires registered investment companies like your fund to have “fundamental” investment restrictions governing certain of its investment practices, including investments in commodities. “Fundamental” investment restrictions can be changed only by a shareholder vote. Your fund’s Trustees recommend that you vote in favor of approving an amendment to your fund’s fundamental investment restriction with respect to investments in commodities to permit your fund to invest in commodity-linked derivative instruments, including financial futures contracts, options and commodity-linked notes, to the extent consistent with your fund’s investment objectives and policies. The amended fundamental investment restriction would increase your fund’s investment flexibility, which could assist your fund in achieving its investment objective.

► Approving an amendment to your fund’s fundamental investment restriction with respect to diversification of investments

Your fund’s Trustees recommend that you vote in favor of approving an amendment to your fund’s fundamental investment restriction with respect to diversification of investments to increase your fund’s investment flexibility. The amended fundamental investment restriction would allow your fund to invest more of its assets in the securities of fewer issuers, which Putnam Management believes could assist your fund in achieving its investment objective. The new restriction would also bring your fund’s diversification policy in line with the other global sector funds that were recently added to the Putnam family of funds, thus reducing administrative and compliance burdens and simplifying communications for your fund.

________________

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. When shareholders do not vote their proxies, there are additional expenses of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. You can vote by returning your proxy ballots in the envelope provided, you can call our toll-free number, or go to the Internet. If you have questions about any of these proposals, please call a customer services representative at 1-866-963-5821 or contact your financial advisor.

Sincerely yours,

John A. Hill, Chairman

Table of contents

Notice of a Special Meeting
of Shareholders	1

Trustees’ Recommendations	2

The Proposals	4

Proposal 1	4

Proposal 2	24

Proposal 3	27

Proposal 4	30

Further Information About Voting
and the Meeting	33

Fund Information	37

Appendix A — Other Information	42

Appendix B — Proposed Management
Contract	76

Proxy card(s) enclosed

If you have any questions, please contact us at 1-866-963-5821 or call your financial advisor.

PUTNAM GLOBAL NATURAL RESOURCES FUND

Notice of a Special Meeting of Shareholders

► This is the formal agenda for your fund’s shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in the event you attend in person.

To the Shareholders of Putnam Global Natural Resources Fund:

A Special Meeting of Shareholders of your fund will be held on May 28, 2009 at 11:00 a.m., Boston time, at the principal offices of the fund on the 8th floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following:

1. Electing your fund’s nominees forTrustees;

2. Approving an amended and restated management contract for your fund to provide for payment of management fees on a monthly basis;

3. Approving an amendment to your fund’s fundamental investment restriction with respect to investments in commodities; and

4. Approving an amendment to your fund’s fundamental investment restriction with respect to diversification of investments.

By Judith Cohen, Clerk, on behalf of the Trustees of Putnam Global Natural Resources Fund:

John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman
Charles E. Haldeman, Jr., President

Ravi Akhoury	Kenneth R. Leibler
Charles B. Curtis	Robert E. Patterson
Robert J. Darretta	George Putnam, III
Myra R. Drucker	Robert L. Reynolds
Paul L. Joskow	Richard B. Worley
Elizabeth T. Kennan

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the meeting.

April 6, 2009

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Proxy Statement

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact us at our toll-free number, 866-963-5821, or call your financial advisor.

When you complete and sign your proxy ballot, the Trustees of your fund will vote on your behalf exactly as you have indicated. If you simply sign the proxy ballot, it will be voted in accordance with the Trustees’ recommendations on page 2 of the proxy statement.

► Who is asking for your vote?

Your vote is being solicited by the Trustees of Putnam Global Natural Resources Fund for use at the Special Meeting of Shareholders of Putnam Global Natural Resources Fund to be held on May 28, 2009 and, if your fund’s meeting is adjourned, at any later meetings, for the purposes stated in the Notice of a Special Meeting of Shareholders (see page 1). The Notice of a Special Meeting of Shareholders, the proxy and this Proxy Statement are being mailed on or about April 6, 2009.

► How do your fund’s Trustees recommend that shareholders vote on the proposals?

The Trustees recommend that you vote

1. FOR electing your fund’s nominees forTrustees;

2. FOR approving an amended and restated management contract for your fund to provide for payment of management fees on a monthly basis;

3. FOR approving an amendment to your fund’s fundamental investment restriction with respect to investments in commodities; and

4. FOR approving an amendment to your fund’s fundamental investment restriction with respect to diversification of investments.

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► Who is eligible to vote?

Shareholders of record at the close of business on March 2, 2009 (the “Record Date”) are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Shares represented by a duly executed proxy will be voted in accordance with your instructions. If you sign the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendations. If any other business is brought before your fund’s meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

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The Proposals

1. ELECTING YOUR FUND’S NOMINEES FOR TRUSTEES

► Who are the nominees forTrustees?

The Board Policy and Nominating Committee of the Trustees of the fund makes recommendations concerning the nominees for Trustees of the fund. The Board Policy and Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of your fund or of Putnam Management. Those Trustees who are not “interested persons” of your fund or Putnam Management are referred to as “Independent Trustees” throughout this Proxy Statement.

The Board of Trustees, based on the recommendation of the Board Policy and Nominating Committee, has fixed the number of Trustees of the fund at 14 and recommends that you vote for the election of the nominees described in the following pages. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

Your fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In addition, your fund has voluntarily undertaken to hold shareholder meetings at least every five years for the purpose of electing your fund’s Trustees; the last such meeting was held in 2004.

The nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past 5 years, and other information about the nominee’s professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires at age 72, or is removed. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2008, there were 103 Putnam funds.

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► Independent Trustees

Ravi Akhoury (Born 1947)
Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company) as a member of its Audit and Compensation committees, and on the Board of Thompson Press (a publishing company) as a member of its Audit Committee. From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Jameson A. Baxter (Born 1943)
Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

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Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940)
Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

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Robert J. Darretta (Born 1946)
Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948)
Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

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Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill (Born 1942)
Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947)
Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the

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faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938)
Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

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As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949)
Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

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Robert E. Patterson (Born 1945)
Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951)
Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, Epiphany School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

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Richard B. Worley (Born 1945)
Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

► Interested Trustees

Charles E. Haldeman, Jr.* (Born 1948)
Trustee since 2004 and President of the
Putnam Funds since June 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam Investments, LLC (Putnam Investments). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

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Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

Robert L. Reynolds* (Born 1952)
Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

_________________________________________________________

* Nominees who are “interested persons” of the fund and/or Putnam Management and/or Putnam Retail Management Limited Partnership (“Putnam Retail Management”). Messrs. Haldeman and Reynolds are deemed “interested persons” by virtue of their positions as officers of the fund and/or Putnam Management and/or Putnam Retail Management. As of July 2008, Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and is Chairman of Putnam Management. Prior to July 2008, he was President and Chief Executive Officer of Putnam Investments.

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Each of the nominees has agreed to serve as a Trustee, if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 14 for your fund.

► What are theTrustees’ responsibilities?

Your fund’s Trustees are responsible for the general oversight of your fund’s affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund’s auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

At least 75% of the trustees of your fund are required to not be interested persons of your fund or your fund’s investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session. Twelve of the 14 nominees for election as Trustee are now, and would be, if elected, Independent Trustees.

Board committees. Your fund’s Trustees have determined that the efficient conduct of your fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Compliance Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts. The committees meet as often as

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necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairperson of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent”, as such term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the New York Stock Exchange. The Board of Trustees has adopted a written charter for the Committee. The Committee currently consists of Messrs. Patterson (Chairperson), Darretta, Hill and Leibler and Ms. Drucker.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews policy matters pertaining to the operations of the Board of Trustees and its committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the Putnam funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the fund’s shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also identifies prospective nominees for election as trustee by considering individuals that come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

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When evaluating a potential candidate for membership on the Board of Trustees, the Board Policy and Nominating Committee considers the skills and characteristics that it feels would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board of Trustees and its committees at that point in time and (viii) overall Board of Trustees composition. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee.

The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled “Date for receipt of shareholders’ proposals for subsequent meeting of shareholders”, and provided the shareholders’ recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

The Committee consists only of Independent Trustees. The Trustees have adopted a written charter for the Board Policy and Nominating Committee, a copy of which is attached to this proxy statement as Exhibit A. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Patterson and Putnam.

Brokerage Committee. The Brokerage Committee reviews the funds’ policies regarding the execution of portfolio trades and Putnam Management’s practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which

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brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to Trustees regarding these matters. The Committee currently consists of Drs. Joskow (Chairperson) and Kennan, Ms. Baxter and Messrs. Curtis, Putnam and Worley.

Communications, Service and Marketing Committee. The Communications, Service and Marketing Committee reviews the quality of services provided to shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee also exercises general oversight of marketing and sales communications used by Putnam Retail Management, as well as other communications sent to fund shareholders. The Committee also reviews periodic summaries of any correspondence to the Trustees from shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Curtis and Patterson and Drs. Joskow and Kennan.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds’ assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products and proposed structural changes to existing funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Baxter (Chairperson), Drs. Joskow and Kennan and Messrs. Curtis, Putnam and Worley.

Distributions Committee. The Distributions Committee oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management

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prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of such policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Darretta, Hill, Leibler, and Patterson.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Messrs. Leibler (Chairperson), Haldeman and Reynolds and Dr. Joskow. Investment Oversight Committee B currently consists of Messrs. Darretta (Chairperson), Curtis and Hill. Investment Oversight Committee C currently consists of Messrs. Worley (Chairperson) and Patterson and Ms. Baxter. Investment Oversight Committee D currently consists of Ms. Drucker (Chairperson), Mr. Putnam and Dr. Kennan.

Investment Oversight Coordinating Committee. The Investment Oversight Coordinating Committee coordinates the work of the Investment Oversight Committees and works with representatives of Putnam Management to coordinate the Board’s general oversight of the investment performance of the funds. From time to time, as determined by the Chairman of the Board, the Committee may also review particular matters relating to fund investments and Putnam Management’s investment process. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Darretta, Leibler and Worley.

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Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Leibler (Chairperson), Darretta, Hill, Patterson and Ms. Drucker.

► How large a stake do theTrustees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares beneficially owned by each nominee for Trustee and the value of each nominee’s holdings in the fund and in all of the Putnam funds as of December 31, 2008. As a group, the Trustees owned shares of the Putnam funds valued at approximately $31,658,514 as of December 31, 2008.

Putnam Global Natural Resources Fund

	Dollar Range	Shares of	Aggregate Dollar
	of Putnam	Putnam Global	Range of
	Global Natural	Natural Resources	Shares held
	Resources Fund	Fund Beneficially	in all of the
Name of Nominee	Shares Owned	Owned	Putnam funds

Ravi Akhoury*	None	None	None

Jameson A. Baxter	$10,001-$50,000	1,439.019	Over $100,000

Charles B. Curtis	$1-$10,000	228.718	Over $100,000

Robert J. Darretta	$1-$10,000	142.671	Over $100,000

Myra R. Drucker	$1-$10,000	201.496	Over $100,000

Charles E. Haldeman, Jr.	$10,001-$50,000	943.677	Over $100,000

John A. Hill	$100,001-$500,000	12,510.731	Over $100,000

Paul L. Joskow	$1-$10,000	249.031	Over $100,000

Elizabeth T. Kennan	$10,001-$50,000	2,103.902	Over $100,000

Kenneth Leibler	$1-$10,000	160.002	$50,001-$100,000

Robert E. Patterson	$1-$10,000	556.234	Over $100,000

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	Dollar Range	Shares of	Aggregate Dollar
	of Putnam	Putnam Global	Range of
	Global Natural	Natural Resources	Shares held
	Resources Fund	Fund Beneficially	in all of the
Name of Nominee	Shares Owned	Owned	Putnam funds

George Putnam, III	$10,001-$50,000	2,446.772	Over $100,000

Robert L. Reynolds	$1-$10,000	100	Over $100,000

Richard B. Worley	$1-$10,000	201.496	$50,001-$100,000

* Mr. Akhoury was elected to the Board of Trustees after December 31, 2008.

As of March 2, 2009, to the knowledge of your fund, the Trustees, and the officers and Trustees of the fund as a group, owned less than 1% of the outstanding shares of each class of your fund.

► What are some of the ways in which theTrustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

• by carefully reviewing your fund’s investment performance on an individual basis with your fund’s investment team;

• by carefully reviewing the quality of the various other services provided to your fund and its shareholders by Putnam Management and its affiliates;

• by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

• by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

• by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of your fund;

• by monitoring potential conflicts of interest between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

• by monitoring potential conflicts among funds managed by Putnam to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

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► How can shareholders communicate with theTrustees?

The Board of Trustees provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: “Board of Trustees” or any specified Trustee(s)
One Post Office Square
Boston, Massachusetts 02109

Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

The Office of the Trustees will respond to all correspondence sent to Trustees; however, due to the volume of correspondence, all communications are not sent directly to the Trustees. The correspondence is reviewed, summarized and presented to the Trustees on a periodic basis.

► How often do theTrustees meet?

The Trustees hold regular meetings each month (except August), usually over a two-day period, to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board that focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that the fund’s performance is reviewed in detail at least twice a year. The committees of the board, including the Executive Committee, may also meet on special occasions as the need arises. During calendar year 2008, the average Trustee participated in approximately 68 committee and board meetings.

The number of times each committee met during your fund’s last fiscal year is shown in the table below:

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Putnam Global Natural Resources Fund

Fiscal year ended August 31, 2008

Audit and Compliance Committee	12

Board Policy and Nominating Committee	9

Brokerage Committee	5

Communications, Service and Marketing Committee	7

Contract Committee	11

Distributions Committee	11

Executive Committee	1

Investment Oversight Committees	27

Investment Oversight Coordinating Committee	8

Pricing Committee	7

► What are theTrustees paid for their services?

Each Independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustees’ meeting attended, for attendance at industry seminars and for certain compliance-related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current Independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by your fund for its most recent fiscal year and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2008:

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Putnam Global Natural Resources Fund CompensationTable
Fiscal year ended August 31, 2008

		Retirement	Estimated
		benefits	annual	Total
	Aggregate	accrued	benefits from	compensation
	compensation	as part	all Putnam	from all
	from the	of fund	funds upon	Putnam
Trustees/Year	fund	expenses	retirement (1)	funds (2)

Ravi Akhoury/2009(5)	0	0	0	0

Jameson A. Baxter/1994(3)	$2,719	$361	$110,500	295,000

Charles B. Curtis/2001	$2,635	$260	$113,900	280,000

Robert J. Darretta/2007	$2,629	N/A	N/A	295,000

Myra R. Drucker/2004(3)	$2,719	N/A	N/A	295,500

Charles E. Haldeman, Jr./2004	$0	N/A	N/A	0

John A. Hill/1985(3)(4)	$3,350	$601	$161,700	393,439

Paul L. Joskow/1997(3)	$2,719	$239	$113,400	290,000

Elizabeth T. Kennan/1992(3)	$2,719	$495	$108,000	295,000

Kenneth R. Leibler/2006	$2,719	N/A	N/A	295,000

Robert E. Patterson/1984	$2,719	$333	$106,500	295,000

George Putnam, III/1984	$2,719	$294	$130,300	295,000

Robert L. Reynolds/2008(6)	$0	N/A	N/A	0

W. Thomas Stephens/1997(7)	$1,496	$301	$107,100	72,500

Richard B. Worley/2004	$2,719	N/A	N/A	295,000

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2008, there were 103 funds in the Putnam fund family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of August 31, 2008, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Ms. Baxter — $2,764; Ms. Drucker — $562; Mr. Hill — $11,478; Dr. Joskow — $2,695; and Dr. Kennan — $416.

(4) Includes additional compensation to Mr. Hill, for service as Chairman of the Trustees.

(5) Mr. Akhoury was elected to the Board of Trustees of the Putnam funds on February 12, 2009.

(6) Mr. Reynolds was elected to the Board of Trustees of the Putnam funds on September 12, 2008.

(7) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008.

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Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee or his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

► What is the voting requirement for electingTrustees?

If a quorum is present at the Special Meeting, the fourteen nominees for election as Trustees who receive the greatest number of votes cast at the Special Meeting will be elected as Trustees of your fund.

2. APPROVING AN AMENDED AND RESTATED MANAGE-
MENT CONTRACT TO PROVIDE FOR PAYMENT OF
MANAGEMENT FEES ON A MONTHLY BASIS

► What is this proposal?

The Trustees recommend that your fund’s management contract with Putnam Management be amended and restated to change the frequency with which management fees are paid by your fund from quarterly to monthly. The amended and restated contract would conform the fund’s payment frequency to that of all Putnam funds launched since 2001, including the new global sector funds recently added to the Putnam family of funds. In addition, the proposed payment frequency would move the Putnam family of funds closer to the industry standard of monthly management fee payment.

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Your fund’s management contract with Putnam Management currently states:

“The Fund will pay to [Putnam Management] as compensation for [Putnam Management]’s services rendered, for the facilities furnished and for the expenses borne by [Putnam Management] pursuant to paragraphs (a), (b), and (c) of Section 1, a fee, based on the Fund’s Average Net Assets, computed and paid quarterly at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended.” (emphasis added)

________________

“Average Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each quarter while this Contract is in effect. The fee is payable for each quarter within 30 days after the close of the quarter.” (emphasis added)

________________

“If the Manager serves for less than the whole of a quarter, the foregoing compensation will be prorated.” (emphasis added)

The management contract, as proposed to be amended and restated, would state as follows:

“The Fund will pay to [Putnam Management] as compensation for [Putnam Management]’s services rendered, for the facilities furnished and for the expenses borne by [Putnam Management] pursuant to paragraphs (a), (b), and (c) of Section 1, a fee, based on the Fund’s Average Net Assets, computed and paid monthly at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended.” (emphasis added)

________________

“Average Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each month while this Contract is in effect. The fee is payable for each month within 30 days after the close of the month.” (emphasis added)

________________

“If the Manager serves for less than the whole of a month, the foregoing compensation will be prorated.” (emphasis added)

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All other terms and conditions of the current management contract will remain unchanged.

If the proposed amended and restated management contract is approved, your fund would make payments to Putnam Management earlier than it does under its current management contract, which would reduce any interest earned by the fund on accrued but unpaid management fees. The Trustees considered the fact that the accelerated payment would provide a slight benefit to Putnam Management, but concluded that this would not have a material impact on the fund.

The proposed amended and restated management contract may result in small changes in the amount of fees paid under the management contract when the fund’s net assets are changing. The fund’s management fees are calculated by reference to a schedule of fee rates (“breakpoints”) that declines as the fund’s average net assets increase. By changing the period over which the fund’s average net assets is calculated, it is possible that, as the fund’s net assets move from one breakpoint to another, the new breakpoint will take effect earlier or later than it would have under a quarterly calculation and payment frequency, depending on the magnitude of the change and when it occurs during the period.

The amended and restated management contract would be effective on September 1, 2009, would remain in effect as to your fund (unless terminated) through June 30, 2010, and would continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of your fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Trustees voted to approve the proposed amended and restated management contract on March 6, 2009.

► What are theTrustees recommending?

The Trustees unanimously recommend that shareholders approve an amended and restated management contract to provide for payment of management fees on a monthly basis.

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► What is the voting requirement for approving the proposal?

Approval of the proposed amended and restated management contract requires the affirmative vote of the lesser of (a) the holders of 67% or more of the shares of the fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the fund entitled to vote at the meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the fund entitled to vote at the meeting.

3. APPROVING AN AMENDMENT TO YOUR FUND’S
FUNDAMENTAL INVESTMENT RESTRICTION WITH
RESPECT TO INVESTMENTS IN COMMODITIES

► What is this proposal?

Background. The 1940 Act requires registered investment companies like your fund to have “fundamental” investment restrictions governing certain of their investment practices. “Fundamental” investment restrictions can be changed only by a shareholder vote. Under the 1940 Act, a fund’s investment policy relating to the purchase and sale of commodities must be fundamental. Commodities include physical commodities, such as agricultural products, metals and oil. Under the federal securities and commodities laws, certain financial instruments, such as futures contracts and related options, may also be considered commodities. Your fund’s current fundamental investment restriction with respect to commodities states that the fund may not:

“Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts, and options, and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.”

Since the adoption of your fund’s current restriction, the financial markets have evolved and new types of financial instruments have become available as potential investment opportunities. In addition, the Internal Revenue Service (the “IRS”) has recently issued guidance clarifying its position with regard to investments in commodity-linked derivatives. Specifically, the IRS has indicated that, while a regulated investment company, as defined under the Internal Revenue Code of 1986, as amended (the “Code”), is limited in its ability to invest in certain commodity linked-derivative instruments, it is permitted to invest in

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certain commodity-linked notes without jeopardizing its status as a regulated investment company under the Code. Although your fund’s current restriction expressly permits investments in financial instruments that could be deemed to be commodities under the federal securities and commodities laws, it could be read to prohibit a fund from investing in financial instruments whose values are determined by reference to physical commodities, but which do not involve the delivery of physical commodities to or by the fund. Accordingly, the Trustees are recommending that your fund’s fundamental investment restriction with respect to investments in commodities be revised to increase the fund’s investment flexibility by permitting your fund to invest in financial instruments representing interests in commodities, or the values of which are determined by reference to commodities, but which do not involve the delivery of physical commodities to or by the fund. The restriction as proposed to be amended would state that your fund may not:

“Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the fund from purchasing or selling financial instruments representing interests in commodities (or the values of which are determined by reference to commodities), but which do not involve the delivery of physical commodities to or by the fund, or from entering into foreign exchange contracts and other financial transactions.”

► What effect will amending the current commodities restriction have on your fund?

Under the proposed fundamental investment restriction, your fund will be able to engage in a variety of transactions involving the use of commodity-linked investments, including commodity-based exchange-traded funds or notes (ETFs or ETNs) and commodity-linked notes with respect to individual indices or commodities, to the extent consistent with your fund’s investment objectives and policies.

Putnam Management believes that this investment flexibility could assist your fund in achieving its investment objective, both because commodity-linked investments may offer the opportunity for attractive investment returns and because economic exposure to another asset class through these investments may enhance the ability of the fund to

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diversify risks, particularly to the extent that the returns of commodities are not correlated with the returns of other asset classes in which the fund invests. Putnam Management currently expects that up to 10% of the fund’s total assets may be allocated to commodity-linked investments. Under the proposed fundamental investment restriction, as under the current fundamental investment restriction, your fund will not be permitted to engage in the direct purchase and sale of physical commodities. Your fund intends to limit its investment in commodity-linked investments to the extent necessary to qualify as a regulated investment company under the Code.

The values of commodity-linked notes and other commodity-linked investments will typically rise and fall in response to changes in the value of the underlying commodity or related index or investment, and may result in losses for the fund. The values of commodity-linked investments may be highly volatile, and may be subject to a wide variety of risks relevant to particular physical commodities (such as the risks of drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments) to which the markets for other securities are not typically subject. Commodity-linked investments may involve the risk of exposure to the effects of leverage, which could increase the fund’s market exposure and potential losses. Commodity-linked investments are subject to the risk that their prices may correlate with changes in the value of other investments in ways that Putnam Management did not anticipate. Commodity-linked investments are also subject to the risk that a counterparty will be unwilling or unable to meet its obligations to the funds. In addition, the fund may be unable to sell its commodity-linked investments when Putnam Management believes it is desirable to do so.

► What are theTrustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to your fund’s fundamental investment restriction with respect to investments in commodities.

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► What is the voting requirement for approving the proposal?

Approval of the proposed amendment to your fund’s fundamental investment restriction requires the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4. APPROVING AN AMENDMENT TO YOUR FUND’S
FUNDAMENTAL INVESTMENT RESTRICTION WITH
RESPECT TO DIVERSIFICATION OF INVESTMENTS

► What is this Proposal?

The Trustees recommend that your fund’s fundamental investment restriction with respect to the diversification of its investments be revised to reflect the standard restriction currently used by Putnam’s other global sector funds and permit your fund to more closely track its benchmark. The proposed change would result in your fund’s changing its classification from a “diversified” fund to a “non-diversified” fund under the 1940 Act.

Background. Your fund is currently classified as a “diversified” fund under the 1940 Act. This means that your fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities, cash, cash items or the securities of other regulated investment companies). The remaining 25% of the fund’s total assets is not subject to this restriction.

A “non-diversified fund” is not subject to the 1940 Act restriction discussed above, but is only subject to the rules under the Code, which require that a fund diversify its holdings at the end of each fiscal quarter such that, with respect to 50% of the fund’s total assets, the fund does not have more than 5% of its total assets invested in any one issuer. The remaining 50% of the fund’s assets is not subject to this 5% limitation, although the fund may not invest more than 25% in any issuer. Neither of these Code requirements applies to U.S. government securities, cash, cash items or the securities of other regulated investment companies.

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Your fund’s current fundamental investment restriction with respect to diversification of investments states that your fund may not:

“With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.”

The proposed amended fundamental restriction would state that your fund may not:

“With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.”

► What effect will amending the current restriction with respect to diversification of investments have on your fund?

Putnam Management believes the additional investment flexibility afforded by the proposed restriction could assist your fund in achieving its investment objective.

In addition, your fund’s former benchmark, the S&P 500 Index, was replaced on August 1, 2008 with the Morgan Stanley Capital International (MSCI) World Energy & Materials Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the energy and materials sector in developed markets. Approximately 25% of the value of Morgan Stanley Capital International (MSCI) World Energy & Materials Index is currently represented by companies that individually represent approximately 5% of the index. Due to the concentrated nature of the benchmark, the fund’s diversified status has constrained its ability to be positioned optimally relative to its benchmark. The proposed amendment would eliminate this constraint.

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The proposed change would also align your fund’s fundamental investment restriction with respect to diversification with that of the other global sector funds that were recently added to the Putnam family of funds. This would reduce administrative and compliance burdens and would simplify communications for your fund.

► What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to your fund’s fundamental investment restriction with respect to diversification of investments.

► What is the voting requirement for approving the proposal?

Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

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Further Information About Voting and the
Special Meeting

Quorum and Methods of Tabulation. Thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast for approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

With respect to the election of Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to other proposals, abstentions and broker non-votes have the effect of votes against such proposals. Treating broker non-votes as negative votes may result in a proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which the fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. The fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the meeting, proxies will be voted on such matters in accordance with the judgment of the persons named as proxies.

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Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Investor Services, Inc. and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts and would be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on the proxy card and follow the instructions on the internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

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Expense of the solicitation. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its own expense Computershare Fund Services to aid in the solicitation of instructions for registered and nominee accounts for a fee not to exceed $2,000 plus out of pocket expenses. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, will be borne by your fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet, (iv) in the case of brokers and nominees, by submitting written instructions to your fund’s solicitation agent or the applicable record shareholders or (v) by attending the meeting and voting in person.

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. Your fund does not regularly hold annual shareholder meetings but may from time to time schedule special meetings. In addition, your fund has voluntarily undertaken to hold shareholder meetings at least every five years for the purpose of electing your fund’s Trustees. As the last such meeting was held in 2004, the fund’s 2009 special meeting will satisfy this undertaking. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the fund’s proxy statement for a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the fund’s Agreement and Declaration of Trust.

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Adjournment. If sufficient votes in favor of the proposals set forth in the Notice of a Special Meeting of Shareholders are not received by the time scheduled for the meeting or if the quorum required for the proposals has not been met, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposal for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Duplicate mailings. As permitted by SEC rules, Putnam’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy ballots will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct such requests by mail to Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383 or by phone at 1-800-225-1581.

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Fund Information

Putnam Investments. Putnam Investment Management, LLC, your fund’s investment manager and administrator, is owned through a series of holding companies by Putnam Investment, LLC (“Putnam Investments”). Putnam Investments is a holding company that, except for a minority stake owned by employees, is owned (through a series of holding companies) by Great-West Lifeco Inc., which is a financial services holding company with interests in the life insurance, retirement, savings, and reinsurance businesses. Its businesses have operations in Canada, the United States and Europe. Great-West Lifeco Inc. is a majority-owned subsidiary of Power Financial Corporation. Power Financial Corporation is a diversified management and holding company that has interests, directly or indirectly, in companies that are active in the financial services sector in Canada, the United States and Europe. It also has substantial holdings in a group of energy, water, waste services, specialty minerals and cement and building materials companies in Europe. Power Corporation of Canada, a diversified international management and holding company, owns a majority of the voting securities of Power Financial Corporation. The Hon. Paul Desmarais, Sr., through a group of holding companies that he controls, has voting control of Power Corporation of Canada.

The address of each of Putnam Investments and Putnam Investment Management, LLC, is One Post Office Square, Boston, Massachusetts 02109. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba R3C 3A5. The address of Mr. Desmarais, Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3, Canada. Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. His address is One Post Office Square, Boston, MA 02109.

Charles E. Haldeman, Jr., former President and CEO of Putnam Investments, has taken on the role of Chairman of Putnam Investment Management, LLC. He continues to serve as Trustee and the President of the funds. In connection with the August 2007 acquisition of Putnam Investments by Great-West Lifeco Inc., Mr. Haldeman received cash payments of approximately $21.8 million in complete payment for his vested equity interests in Putnam Investments Trust, the predecessor of

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Putnam Investments, at a per-share price of $30.33. Also in connection with the acquisition, Mr. Haldeman became entitled to receive deferred cash payments of up to approximately $33.1 million over the three years following the acquisition. A portion of this deferred amount was used to acquire 246,472 restricted class B shares of Putnam Investments, to be held in a grantor trust, under a new equity incentive plan established by Putnam Investments at a price of $35.79 per share. Mr. Haldeman also made a straight purchase of 300 class B shares at the same price. In connection with the July 1, 2008 vesting of his class B shares, Mr. Haldeman sold 102,902 shares for $35.79 per share to satisfy tax obligations.

Putnam Retail Management. Putnam Retail Management, the fund’s principal underwriter, is a subsidiary of Putnam Investments. Putnam Retail Management GP, Inc. is the general partner of Putnam Retail Management, and also owns a minority stake in Putnam Retail Management. Putnam Retail Management GP, Inc. is a wholly-owned subsidiary of Putnam Investments. The address of Putnam Retail Management and Putnam Retail Management GP, Inc. is One Post Office Square, Boston, Massachusetts 02109. For its most recent fiscal year, the fund paid Putnam Retail Management aggregate fees in the amount of $2,905,096, pursuant to distribution plans.

Putnam Fiduciary Trust Company. Putnam Fiduciary Trust Company (“PFTC”) served as your fund’s investor servicing agent during the fiscal year. PFTC is a subsidiary of Putnam Investments. Its address is One Post Office Square, Boston, Massachusetts 02109.

For its most recent fiscal year, the fund paid PFTC aggregate fees in the amount of $1,670,189 for investor servicing fees and $6,049 for custody fees, excluding custody credits and investor servicing credits.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

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Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Haldeman, as well as the other officers of your fund, will benefit from the management fees and investor servicing fees paid or allowed by the fund. In addition to Mr. Haldeman, the other officers of the fund are as follows:

	Year first
Name (year of birth),	elected to	Business experience
Office with the fund	office	during past 5 years

Charles E. Porter (Born 1938)*	1989	Executive Vice President,
Executive Vice President,		Principal Executive Officer,
Principal Executive Officer,		Associate Treasurer and
Associate Treasurer and		Compliance Liaison
Compliance Liaison		The Putnam Funds.

Jonathan S. Horwitz (Born 1955)*		Senior Vice President and
Senior Vice President and Treasurer	2004	Treasurer, The Putnam
		Funds. Prior to 2004,
		Mr. Horwitz was a
		Managing Director
		at Putnam Investments.

Steven D. Krichmar (Born 1958)	2002	Senior Managing Director,
Vice President and Principal		Putnam Investments.
Financial Officer

Janet C. Smith (Born 1965)	2006	Managing Director,
Vice President, Assistant Treasurer		Putnam Investments.
and Principal Accounting Officer

Susan G. Malloy (Born 1957)	2007	Managing Director,
Vice President and Assistant Treasurer		Putnam Investments.

Beth Mazor (Born 1958)	2002	Managing Director,
Vice President		Putnam Investments.

Robert R. Leveille (Born 1969)	2007	Managing Director,
Vice President and		Putnam Investments.
Chief Compliance Officer		Prior to 2004, Mr. Leveille
		was a member of Bell Boyd
		& Lloyd LLC, and prior to
		2003 he was Vice President
		and Senior Counsel of
		Liberty Funds Group LLC.

Mark C. Trenchard (Born 1962)	2002	Managing Director,
Vice President and		Putnam Investments.
BSA Compliance Officer

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Year first
Name (year of birth),	elected to	Business experience
Office with the fund	office	during past 5 years

Francis J. McNamara, III (Born 1955)	2004	Senior Managing Director,
Vice President and		Putnam Investments,
Chief Legal Officer		Putnam Management and
Putnam Retail Management.
Prior to 2004, Mr.
McNamara was General
Counsel of State Street
Research & Management.

James P. Pappas (Born 1953)	2004	Managing Director,
Vice President		Putnam Investments and
Putnam Management.

Judith Cohen (Born 1945)*	1993	Vice President, Clerk and
Vice President, Clerk		Assistant Treasurer,
and Assistant Treasurer		The Putnam Funds.

Wanda M. McManus (Born 1947)*	1993	Vice President, Senior
Vice President, Senior Associate		Associate Treasurer and
Treasurer and Assistant Clerk		Assistant Clerk,
The Putnam Funds.

Nancy E. Florek (Born 1957)*	2000	Vice President, Assistant
Vice President, Assistant Clerk,		Clerk, Assistant Treasurer
Assistant Treasurer and Proxy Manager		and Proxy Manager

* Officers of the fund who are members of theTrustees’ independent administrative staff.
Compensation for these individuals is fixed by theTrustees and reimbursed to Putnam Management.

Net assets of your fund as of March 2, 2009:

Putnam Global Natural Resources Fund	$262,023,212

Shares outstanding of your fund as of March 2, 2009:

Putnam Global Natural Resources Fund
Class A shares	19,421,865 shares

Class B shares	2,511,267 shares

Class C shares	946,001 shares

Class M shares	332,288 shares

Class R shares	521,867 shares

Class Y shares	599,274 shares

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5% beneficial ownership:

As of March 2, 2009, the officers and Trustees of the fund as a group, owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder name and address	Percentage owned

A	Edward D. Jones & Company	5.88%
	201 Progress Pkwy
	Maryland Heights, MO 63043-3003

C	Merrill, Lynch, Pierce, Fenner & Smith	7.09%
	4800 Deer Lake Dr E
	Jacksonville, FL 32246-6484

M	Edward D. Jones & Co.	6.76%
	201 Progress Pkwy
	Maryland Hts, MO 63043-3003

R	Capital Bank & Trust Co	10.63%
	c/o Plan Premier Fascorp
	8515 E. Orchard Rd #2T2
	Greenwood Vlg, CO 80111-5002

Y*	Putnam Investments Profit Sharing Plan	71.19%

* The address for the name listed is: c/o Orchard Trust Company, LLC, as trustee or agent, 8515 E. Orchard Road, Greenwood Village, CO 80111

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APPENDIX A

Other Information

► Your fund’s management contract

Under the management contract between your fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. The management contract for your fund dated August 3, 2007 was last approved by shareholders on May 15, 2007. At that time, shareholders of the fund voted to approve a new management contract in connection with the sale of Putnam Investments to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation, which constituted a “change of control” of the investment adviser under the 1940 Act and resulted in the automatic termination of the fund’s management contract. The management contract has not been submitted for approval by the shareholders of your fund since that date.

Subject to the control of the Trustees and under your fund’s management contract, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of your fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of your fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising your fund and other clients. In so doing, Putnam Management may cause a fund to pay greater brokerage commissions than it might otherwise pay.

The base fee payable by the fund to Putnam Management under the contract is as follows:

0.70% of the first $500 million of Average Net Assets;
0.60% of the next $500 million of Average Net Assets;
0.55% of the next $500 million of Average Net Assets;
0.50% of the next $5 billion of Average Net Assets;

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0.475% of the next $5 billion of Average Net Assets;
0.455% of the next $5 billion of Average Net Assets;
0.44% of the next $5 billion of Average Net Assets; and
0.43% of any excess thereafter.

“Average Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each quarter while this Contract is in effect.

For services rendered in the fiscal year ended August 31, 2008, your fund paid Putnam Management aggregate fees in the amount of $5,217,486.

Putnam Management’s compensation under the management contract may be reduced in any year if your fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and payments made under the fund’s distribution plans.

Under the fund’s management contract, Putnam Management may reduce its compensation to the extent that your fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

In addition to the fee paid to Putnam Management, your fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders.

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The fund’s management contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The fund’s management contract may be terminated without penalty by vote of the Trustees or the shareholders of your fund, or by Putnam Management, on 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The fund’s management contract also terminates without payment of any penalty in the event of its assignment. The fund’s management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Independent Trustees. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

Approving an amended and restated management contract with respect to your fund can only be accomplished by vote of the shareholders of your fund. Terms other than the frequency of the fund’s payment of management fees to Putnam Management are identical to those in the current management contract.

► Your fund’s sub-advisory arrangements

Putnam Management has retained Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, as the sub-manager for your fund under a sub-management agreement between Putnam Management and PIL. Approval of the proposed amended and restated management contract will have no effect on your fund’s sub-management agreement with PIL.

Pursuant to the terms of the sub-management agreement, Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the fund’s assets invested in equity securities and 0.40% of the portion of the fund’s assets invested in fixed-income securities, if any, that PIL manages from time to time.

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Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for the portion of the fund that Putnam Management allocates to PIL from time to time and makes investment decisions on behalf of these portions of the fund, subject to Putnam Management’s supervision. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including order placement with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL is not subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of PIL’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The sub-management contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on at least 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Independent Trustees. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Independent Trustees. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, serves as sub-adviser to your fund under a sub-advisory agreement among Putnam Management, PIL and PAC. Pursuant to the terms of the sub-advisory agreement, Putnam Management pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the fund with respect to which PAC acts as sub-adviser. Approval of the proposed amended and restated management contract will have no effect on your fund’s sub-advisory contract with PAC.

Under the terms of the sub-advisory contract, PAC, at its own expense, furnishes an investment program for that portion of the fund which may be allocated to PAC from time to time by Putnam Management or PIL

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with the Trustees’ approval. Putnam Management or PIL, as applicable, determines whether to execute each investment recommendation by PAC, whose activities as sub-adviser are subject to the supervision of Putnam Management and PIL, as applicable. PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-advisory contract provides that PAC is not subject to any liability to Putnam Management, PIL, or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of PAC’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The sub-advisory contract may be terminated without penalty by vote of the Trustees or of the fund’s shareholders or by PAC, PIL or Putnam Management, on at least 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Independent Trustees. The sub-advisory contract provides that it will continue in effect only so long as its continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Independent Trustees. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a majority of the outstanding voting securities as defined in the 1940 Act.

► Trustee considerations with respect to approval of the
proposed amended and restated management contract

In March 2009, the Trustees and the Independent Trustees determined that changing the frequency with which management fees are paid by your fund from quarterly to monthly was in the best interest of your fund’s shareholders. The Trustees and Independent Trustees noted that the amended and restated contract would conform the fund’s payment frequency to that of all Putnam Funds launched since 2001, including the new global sector funds recently added to the Putnam family of funds. They also noted that, under the amended and restated management contract, your fund will make payments to Putnam Management earlier than it does under its current management contract, which will reduce any interest earned by the fund on accrued but unpaid management fees. The Trustees considered the fact that the accelerated payment would provide a slight benefit to Putnam Management, but concluded that this would not have a material impact on the fund. The

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Trustees and Independent Trustees also considered the effect that changing the period for the calculation and payment of management fees might have on the amount of management fees paid based on the extent and timing of changes in the fund’s net assets relative to breakpoints in the management fee schedule for the fund, and concluded that this would not have a material impact on the fund.

► Previous approval of management contract

As discussed in Proposal 2 of this proxy statement, the approval by the Trustees in March 2009 of the proposed amended and restated management contract for your fund was preceded in June 2008 by their approval of the continuance of the current management contract. The discussion below provides a detailed summary of the considerations taken by the Trustees in approving the continuance of the current management contract in June 2008.

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management and the sub-management contract, in respect of your fund, between Putnam Management and PIL. In May 2008, the Board of Trustees also approved the new sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to

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Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances-for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry-that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in

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2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 33rd percentile in management fees and in the 39th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008 an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

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In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size —as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and

50

in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Natural Resources Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period
82nd	70th	70th

The Trustees noted the disappointing performance for your fund for the one-year period ended December 31, 2007. In this regard, the Trustees considered Putnam Management’s belief that relative performance suffered in part because the fund was less concentrated than some competitors in particular industries and sectors with strong performance over recent periods. The Trustees also considered Putnam Management’s belief that the Large Cap Equities team’s leadership changes and the research centralization efforts underway in the equity

51

space at Putnam Management more generally will strengthen the fund’s investment process.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

52

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management and the investor servicing agreement with PFTC, each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

► Other Funds Managed by Putnam Management

Putnam Management also serves as the investment adviser of other registered investment companies. The table below identifies those funds managed by Putnam Management with investment objectives similar to your fund and provides information about the management fees those funds have paid to Putnam Management.

53

				Amount of Management Fee	Has compensation been
				Paid in the Most Recent	waived, reduced or
				Fiscal Year (after applicable	otherwise agreed to be
	Net Assets as of			waivers and reimbursements,	reduced under any
Fund	December 31, 2008 ($)	Current Management Fee Schedule		if any) ($)	applicable contract?	Current Investment Objective

Putnam Asset	$1,451,410,054	First $500 million	0.70%	$13,569,842	Yes	Capital appreciation.
Allocation: Growth		Next $500 million	0.60%
Portfolio		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess over $21.5 billion	0.43%

Putnam Convertible	$446,304,798	First $500 million	0.65%	$4,543,824	Yes	Current income and
Income-Growth Trust		Next $500 million	0.55%			capital appreciation.
		Next $500 million	0.50%			Conservation of capital
		Next $5 billion	0.45%			is a secondary objective.
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam Emerging	$3,706,615	First $500 million	1.00%	$0*	Yes	Capital appreciation.
Markets Equity Fund		Next $500 million	0.90%
		Next $500 million	0.85%
		Next $5 billion	0.80%
		Next $5 billion	0.775%
		Next $5 billion	0.755%
		Next $5 billion	0.74%
		Next $5 billion	0.73%
		Next $5 billion	0.72%
		Next $5 billion	0.71%
		Next $5 billion	0.70%
		Next $5 billion	0.69%
		Next $8.5 billion	0.68%
		Any excess thereafter	0.67%

Putnam Europe	$207,861,613	First $500 million	0.80%	$3,953,571	Yes	Capital appreciation.
Equity Fund		Next $500 million	0.70%
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

54	55

				Amount of Management Fee	Has compensation been
				Paid in the Most Recent	waived, reduced or
				Fiscal Year (after applicable	otherwise agreed to be
	Net Assets as of			waivers and reimbursements,	reduced under any
Fund	December 31, 2008 ($)	Current Management Fee Schedule		if any) ($)	applicable contract?	Current Investment Objective

Putnam Global	$891,533,717	First $500 million	0.80%	$11,765,728	Yes	Capital appreciation.
Equity Fund		Next $500 million	0.70%
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Next $5 billion	0.53%
		Next $5 billion	0.52%
		Next $5 billion	0.51%
		Next $5 billion	0.50%
		Next $5 billion	0.49%
		Next $8.5 billion	0.48%
		Any excess thereafter	0.47%

Putnam Global	$3,042,089	First $500 million	0.70%	$0*	Yes	Capital appreciation.
Consumer Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

Putnam Global	$3,047,808	First $500 million	0.70%	$0*	Yes	Capital appreciation.
Energy Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

56	57

				Amount of Management Fee	Has compensation been
				Paid in the Most Recent	waived, reduced or
				Fiscal Year (after applicable	otherwise agreed to be
	Net Assets as of			waivers and reimbursements,	reduced under any
Fund	December 31, 2008 ($)	Current Management Fee Schedule		if any) ($)	applicable contract?	Current Investment Objective

Putnam Global	$3,068,697	First $500 million	0.70%	$0*	Yes	Capital appreciation.
Financials Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

Putnam Global	$1,154,610,528	First $500 million	0.70%	$10,129,053	Yes	Capital appreciation.
Health Care Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess over $21.5 billion	0.43%

Putnam Global	$3,095,686	First $500 million	0.70%	$0*	Yes	Capital appreciation.
Industrials Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

Putnam Global	$329,635,596	First $500 million	0.70%	$5,217,486	Yes	Capital appreciation.
Natural Resources		Next $500 million	0.60%
Fund		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

58	59

				Amount of Management Fee	Has compensation been
				Paid in the Most Recent	waived, reduced or
				Fiscal Year (after applicable	otherwise agreed to be
	Net Assets as of			waivers and reimbursements,	reduced under any
Fund	December 31, 2008 ($)	Current Management Fee Schedule		if any) ($)	applicable contract?	Current Investment Objective

Putnam Global	$3,019,554	First $500 million	0.70%	$0*	Yes	Capital appreciation.
Technology Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

Putnam Global	$3,051,921	First $500 million	0.70%	$0*	Yes	Capital appreciation.
Telecommunications		Next $500 million	0.60%
Fund		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

Putnam Global	$385,614,506	First $500 million	0.70%	$3,926,232	Yes	Capital growth and
Utilities Fund		Next $500 million	0.60%			current income.
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam Growth	$274,199,370	First $500 million	0.70%	$2,661,568	Yes	Capital appreciation.
Opportunities Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

60	61

				Amount of Management Fee	Has compensation been
				Paid in the Most Recent	waived, reduced or
				Fiscal Year (after applicable	otherwise agreed to be
	Net Assets as of			waivers and reimbursements,	reduced under any
Fund	December 31, 2008 ($)	Current Management Fee Schedule		if any) ($)	applicable contract?	Current Investment Objective

Putnam High Income	$93,584,888	First $500 million	0.70%	$1,155,405	Yes	To provide high current
Securities Fund		Next $500 million	0.60%			income as a primary objective
		Next $500 million	0.55%			and capital appreciation as a
		Next $5 billion	0.50%			secondary objective.
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

Putnam Income	$42,110,117	First $500 million	0.65%	$0**	Yes	Current income consistent
Strategies Fund		Next $500 million	0.55%			with what Putnam
		Next $500 million	0.50%			Management believes to be
		Next $5 billion	0.45%			prudent risk. Its secondary
		Next $5 billion	0.425%			objective is capital appreciation.
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Next $5 billion	0.38%
		Next $5 billion	0.37%
		Next $5 billion	0.36%
		Next $5 billion	0.35%
		Next $5 billion	0.34%
		Next $8.5 billion	0.33%
		Any excess thereafter	0.32%

Putnam International	$901,074,272	First $500 million	1.00%	$17,735,140	Yes	Long-term capital appreciation.
Capital Opportunities		Next $500 million	0.90%
Fund		Next $500 million	0.85%
		Next $5 billion	0.80%
		Next $5 billion	0.775%
		Next $5 billion	0.755%
		Next $5 billion	0.74%
		Any excess thereafter	0.73%

Putnam International	$2,184,975,242	First $500 million	0.80%	$39,960,587	Yes	Capital appreciation.
Equity Fund		Next $500 million	0.70%
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

62	63

				Amount of Management Fee	Has compensation been
				Paid in the Most Recent	waived, reduced or
				Fiscal Year (after applicable	otherwise agreed to be
	Net Assets as of			waivers and reimbursements,	reduced under any
Fund	December 31, 2008 ($)	Current Management Fee Schedule		if any) ($)	applicable contract?	Current Investment Objective

Putnam International	$404,543,618	First $500 million	1.00%	$6,400,718	Yes	Long-term capital appreciation.
New Opportunities		Next $500 million	0.90%
Fund		Next $500 million	0.85%
		Next $5 billion	0.80%
		Next $5 billion	0.775%
		Next $5 billion	0.755%
		Next $5 billion	0.74%
		Any excess thereafter	0.73%

Putnam Mid Cap	$528,010,619	First $500 million	0.70%	$5,827,742	Yes	Capital appreciation and,
Value Fund		Next $500 million	0.60%			as a secondary objective,
		Next $500 million	0.55%			current income.
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam New	$2,324,056,113	First $500 million	0.70%	$20,954,407	Yes	Long-term capital appreciation.
Opportunities Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess above $55 billion	0.37%

Putnam Research	$221,794,472	First $500 million	0.65%	$2,845,902	Yes	Capital appreciation.
Fund***		Next $500 million	0.55%
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam	$29,683,120		0.05%	$21,729	Yes	Capital appreciation and
RetirementReady						current income consistent
2010 Fund						with a decreasing emphasis on
						capital appreciation and an
						increasing emphasis on current
						income as it approaches its
						target date.

64	65

				Amount of Management Fee	Has compensation been
				Paid in the Most Recent	waived, reduced or
				Fiscal Year (after applicable	otherwise agreed to be
	Net Assets as of			waivers and reimbursements,	reduced under any
Fund	December 31, 2008 ($)	Current Management Fee Schedule		if any) ($)	applicable contract?	Current Investment Objective

Putnam	$63,913,613		0.05%	$48,896	Yes	Capital appreciation and
RetirementReady						current income consistent
2015 Fund						with a decreasing emphasis
on capital appreciation and
an increasing emphasis on
current income as it
approaches its target date.

Putnam	$60,898,624		0.05%	$48,101	Yes	Capital appreciation and
RetirementReady						current income consistent
2020 Fund						with a decreasing emphasis
on capital appreciation and
an increasing emphasis on
current income as it
approaches its target date.

Putnam	$57,862,910		0.05%	$40,724	Yes	Capital appreciation and
RetirementReady						current income consistent
2025 Fund						with a decreasing emphasis
on capital appreciation and
an increasing emphasis on
current income as it
approaches its target date.

Putnam	$46,800,202		0.05%	$31,770	Yes	Capital appreciation and
RetirementReady						current income consistent
2030 Fund						with a decreasing emphasis
on capital appreciation and
an increasing emphasis on
current income as it
approaches its target date.

Putnam	$34,720,053		0.05%	$21,321	Yes	Capital appreciation and
RetirementReady						current income consistent
2035 Fund						with a decreasing emphasis
on capital appreciation and
an increasing emphasis on
current income as it
approaches its target date.

Putnam	$22,458,571		0.05%	$12,851	Yes	Capital appreciation and
RetirementReady						current income consistent
2040 Fund						with a decreasing emphasis
on capital appreciation and
an increasing emphasis on
current income as it
approaches its target date.

66	67

				Amount of Management Fee	Has compensation been
				Paid in the Most Recent	waived, reduced or
				Fiscal Year (after applicable	otherwise agreed to be
	Net Assets as of			waivers and reimbursements,	reduced under any
Fund	December 31, 2008 ($)	Current Management Fee Schedule		if any) ($)	applicable contract?	Current Investment Objective

Putnam	$15,384,108		0.05%	$8,717	Yes	Capital appreciation and
RetirementReady						current income consistent
2045 Fund						with a decreasing emphasis on
						capital appreciation and an
						increasing emphasis on
						current income as it
						approaches its target date.

Putnam	$8,170,987		0.05%	$505	Yes	Capital appreciation and
RetirementReady						current income consistent
2050 Fund						with a decreasing emphasis on
						capital appreciation and an
						increasing emphasis on
						current income as it
						approaches its target date.

Putnam Small Cap	$150,301,015	First $500 million	1.00%	$3,490,998	Yes	Capital appreciation.
Growth Fund		Next $500 million	0.90%
		Next $500 million	0.85%
		Next $5 billion	0.80%
		Next $5 billion	0.775%
		Next $5 billion	0.755%
		Next $5 billion	0.74%
		Any excess thereafter	0.73%

Putnam Small Cap	$197,662,556	First $500 million	0.80%	$2,248,925	Yes	Capital appreciation.
Value Fund		Next $500 million	0.70%
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

Putnam Vista Fund	$979,325,368	First $500 million	0.65%	$9,483,914	Yes	Capital appreciation.
		Next $500 million	0.55%
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

68	69

				Amount of Management Fee	Has compensation been
				Paid in the Most Recent	waived, reduced or
				Fiscal Year (after applicable	otherwise agreed to be
	Net Assets as of			waivers and reimbursements,	reduced under any
Fund	December 31, 2008 ($)	Current Management Fee Schedule		if any) ($)	applicable contract?	Current Investment Objective

Putnam Voyager Fund	$2,509,360,190	First $500 million	0.70%	$30,291,378	Yes	Capital appreciation.
		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Above $55 billion	0.37%

Putnam VT Global	$232,284,247	First $500 million	0.80%	$2,902,692	Yes	Capital appreciation.
Equity Fund		Next $500 million	0.70%
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

Putnam VT Global	$132,045,929	First $500 million	0.70%	$1,121,538	Yes	Capital appreciation.
Health Care Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam VT Global	$208,053,365	First $500 million	0.70%	$2,061,503	Yes	Capital growth and
Utilities Fund		Next $500 million	0.60%			current income.
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam VT	$2,134,064	First $500 million	0.70%	$100,497	Yes	Capital appreciation.
Growth Opportunities		Next $500 million	0.60%
Fund		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Any excess thereafter	0.42%

70	71

				Amount of Management Fee	Has compensation been
				Paid in the Most Recent	waived, reduced or
				Fiscal Year (after applicable	otherwise agreed to be
	Net Assets as of			waivers and reimbursements,	reduced under any
Fund	December 31, 2008 ($)	Current Management Fee Schedule		if any) ($)	applicable contract?	Current Investment Objective

Putnam VT	$571,554,014	First $500 million	0.80%	$6,753,585	Yes	Capital appreciation.
International Equity		Next $500 million	0.70%
Fund		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

Putnam VT	$120,161,431	First $500 million	1.00%	$1,841,729	Yes	Long-term capital appreciation.
International New		Next $500 million	0.90%
Opportunities Fund		Next $500 million	0.85%
		Next $5 billion	0.80%
		Next $5 billion	0.775%
		Next $5 billion	0.755%
		Next $5 billion	0.74%
		Any excess thereafter	0.73%

Putnam VT Mid Cap	$32,436,549	First $500 million	0.70%	$337,189	Yes	Capital appreciation and,
Value Fund		Next $500 million	0.60%			as a secondary objective,
		Next $500 million	0.55%			current income.
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam VT New	$501,319,922	First $500 million	0.70%	$5,160,111	Yes	Long-term capital appreciation.
Opportunities Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam VT Research	$63,890,953	First $500 million	0.65%	$581,442	Yes	Capital appreciation.
Fund		Next $500 million	0.55%
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

72	73

				Amount of Management Fee	Has compensation been
				Paid in the Most Recent	waived, reduced or
				Fiscal Year (after applicable	otherwise agreed to be
	Net Assets as of			waivers and reimbursements,	reduced under any
Fund	December 31, 2008 ($)	Current Management Fee Schedule		if any) ($)	applicable contract?	Current Investment Objective

Putnam VT Small	$226,851,834	First $500 million	0.80%	$2,856,853	Yes	Capital appreciation.
Cap Value Fund		Next $500 million	0.70%
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

Putnam VT Vista Fund	$137,919,125	First $500 million	0.65%	$1,541,843	Yes	Capital appreciation.
		Next $500 million	0.55%
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam VT Voyager	$734,240,962	First $500 million	0.70%	$6,954,463	Yes	Capital appreciation.
Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

* As of the date of this proxy statement, the fund has not completed its first fiscal year.

** Due to the operation of an expense limitation in effect through the fund’s fiscal year ended 2/28/09, the fund effectively paid no management fee.

*** Under the performance fee arrangement that applied through June 30, 2008, the applicable base fee was decreased for each calendar quarter by the incentive payment or penalty at the annual rate of 0.01% of the fund’s average net assets for each full 1% increment by which the fund underperforms the S&P 500 Index in excess of 3%, subject to a maximum decrease of 0.07% of the average net assets. In determining the extent to which the fund outperformed or underperformed the S&P 500 Index, fractional amounts are rounded to the nearest whole percent. Performance was calculated for these purposes (i) over the 36-month period ending on the last day of the fund’s most recently completed calendar quarter (based on the fund’s average net assets over such 36-month period) or (ii) over the 36-month period ending at the end of the prior calendar quarter (based on the fund’s average net assets over the most recently completed calendar quarter), whichever resulted in the greatest downward adjustment. As stated above, the transition period has been satisfied and, as of July 1, 2008 the fund pays Putnam Management only the applicable base fee. Therefore, through June 30, 2008, the management fee was paid based on average net assets for a period that differs from the performance period.

74	75

APPENDIX B

PUTNAM GLOBAL NATURAL RESOURCES FUND
PROPOSED AMENDED AND RESTATED
MANAGEMENT CONTRACT

This Amended and Restated Management Contract is dated as of [ ], 2009 between PUTNAM GLOBAL NATURAL RESOURCES FUND, a Massachusetts business trust (the Fund), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the Manager).

In consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICESTO BE RENDERED BY MANAGERTO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f)(2) of the Investment Company Act of 1940, as amended (the 1940 Act), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for

76

the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

77

(d) The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e) The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

(f) Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

78

3. COMPENSATION TO BE PAID BY THE FUND TO
THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a fee, based on the Fund’s Average Net Assets, computed and paid monthly at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended.

“Average Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each month while this Contract is in effect. The fee is payable for each month within 30 days after the close of the month.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

If the Manager serves for less than the whole of a month, the foregoing compensation will be prorated.

79

4. ASSIGNMENT TERMINATES THIS CONTRACT;
AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

5. EFFECTIVE PERIOD AND TERMINATION OF
THIS CONTRACT.

This Contract is effective upon its execution on September 1, 2009 and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, 2010, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

80

6 CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person”, “control”, “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; and the term brokerage and research services has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

7 NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8 LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS,
AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

81

IN WITNESS WHEREOF, PUTNAM GLOBAL NATURAL RESOURCES FUND and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

PUTNAM GLOBAL NATURAL
RESOURCES FUND

By:

Charles E. Porter
Executive Vice President, Associate
Treasurer, Principal Executive Officer
and Compliance Liaison

PUTNAM INVESTMENT
MANAGEMENT, LLC

By:

James P. Pappas
Managing Director

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SCHEDULE A

Not applicable.

SCHEDULE B

0.70% of the first $500 million of Average Net Assets;
0.60% of the next $500 million of Average Net Assets;
0.55% of the next $500 million of Average Net Assets;
0.50% of the next $5 billion of Average Net Assets;
0.475% of the next $5 billion of Average Net Assets;
0.455% of the next $5 billion of Average Net Assets;
0.44% of the next $5 billion of Average Net Assets; and
0.43% of any excess thereafter.

83

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The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581	256070 3/09

To vote by mail	To vote by telephone	To vote on the web

Read the proxy statement.	Read the proxy statement and	Read the proxy statement and have the
	have the proxy ballot at hand.	proxy ballot at hand.
Check the appropriate boxes
on the reverse side.	Call 1-866-241-6192.	Go to https://www.proxy-direct.com.

Sign and date the proxy ballot.	Follow the automated	Follow the instructions on the site.
telephone directions.
Return the proxy ballot in the		There is no need for you to return your
envelope provided.	There is no need for you to	proxy ballot.
return your proxy ballot.

PUTNAM GLOBAL NATURAL RESOURCES FUND
By signing below, you, as a shareholder of Putnam Global Natural Resources Fund, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Global Natural Resources Fund. The meeting will take place on May 28, 2009 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Proposals	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate boxes below. If you do not mark the proposals, your Proxy will be voted as the Trustees recommend.
PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

□ To vote on all Proposals as the Trustees recommend, mark this box. (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR ALL PROPOSALS.

1. Electing your fund’s nominees for Trustees.

01.	R. Akhoury	02.	J. A. Baxter	03.	C. B. Curtis	FOR	WITHHOLD	FOR ALL
04.	R. J. Darretta	05.	M.R. Drucker	06.	C. E. Haldeman, Jr.	ALL	ALL	EXCEPT
07.	J. A. Hill	08.	P. L. Joskow	09.	E. T. Kennan	□	□	□
10.	K. Leibler	11.	R. E. Patterson	12.	G. Putnam, III
13.	R. L. Reynolds	14.	R. B. Worley

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		FOR	AGAINST	ABSTAIN

2.	Approving an amended and restated management contract for your fund to provide for payment	□	□	□
of management fees on a monthly basis.

3.	Approving an amendment to your fund’s fundamental investment restriction with respect to	□	□	□
investments in commodities.

4.	Approving an amendment to your fund’s fundamental investment restriction with respect	□	□	□
to diversification of investments.

If you have any questions on these proposals, please call 1-866-963-5821.

Important Notice Regarding the Availability of Proxy Materials for the Putnam Global Natural Resources Fund Shareholder Meeting to be held on May 28, 2009.
The Proxy Statement for this meeting is available at https://www.proxy-direct.com/put20001

Please sign and date the other side of this card	PUT_20001_031809